EXECUTION VERSION
FIRST AMENDMENT
          THIS FIRST AMENDMENT, dated as of February 22, 2007 (this “Amendment”), is to the Existing Credit Agreement (as defined below) and is made by HANESBRANDS INC., a Maryland corporation (the “Borrower”), and the Lenders (as defined in the Credit Agreement referred to below) party hereto.
W I T N E S S E T H:
          WHEREAS, the Borrower, the Lenders, Citicorp USA, Inc., as the Administrative Agent and Citibank, N.A., as the Collateral Agent, are all parties to the First Lien Credit Agreement, dated as of September 5, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement as set forth below;
          NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
          “Amendment” is defined in the preamble.
          “Borrower” is defined in the preamble.
          “Credit Agreement” is defined in the first recital.
          “Existing Credit Agreement” is defined in the first recital.
          “First Amendment Effective Date” is defined in Article III.

          SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
          Effective on (and subject to the occurrence of) the First Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.
          SECTION 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended as follows:
          (a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “First Amendment” means the First Amendment to this Agreement, dated as of February 22, 2007, among the Borrower and the Lenders party thereto.
     “First Amendment Effective Date” shall have the meaning provided in the First Amendment.
     “Repricing Transaction” shall mean (a) the incurrence by the Borrower or any Subsidiary thereof of a new tranche of replacement loans constituting Obligations under this Agreement (including by way of conversion of the Term B Loans into any such new tranche of replacement loans) (i) having an effective interest rate margin that is less than the Applicable Margin for the Term B Loans (with the comparative determinations of such margins to be made by the Administrative Agent and to be made after taking account of all upfront or similar fees or original issue discount (amortized over the life of such tranche of replacement loans) payable to all Lenders providing such replacement loans, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such tranche of replacement loans (collectively, the “Repricing Calculation”)) and (ii) the proceeds of which are used to repay or return, in whole or in part, principal of the outstanding Term B Loans (it being understood that a conversion of Term B Loans into any such new tranche of replacement term loans shall constitute a repayment of principal of outstanding Term B Loans), (b) the consummation of any other amendment to this Agreement (other than the First Amendment) that reduces the Applicable Margin for the Term B Loans (as determined pursuant to the Repricing Calculation), or (c) the incurrence by the Borrower or any Subsidiary thereof of additional term B loans (i) having an effective interest rate margin that is less than the Applicable Margin for the Term B Loans (as determined pursuant to the Repricing Calculation) and (ii) the proceeds of which are used in whole or in part to prepay or repay outstanding Term B Loans. Any such determination by the

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Administrative Agent of a Repricing Calculation as contemplated in this definition shall be conclusive and binding on all Lenders holding the Term B Loans absent manifest error.
          (b) Clause (i) of the definition of “Applicable Margin” is amended to read in its entirety as follows:
“(i) in the case of Term B Loans maintained as (A) LIBO RATE Loans, a percentage per annum equal to 1.75% and (B) Base Rate Loans, a percentage per annum equal to .75%, and”
          SECTION 2.2. Amendment to Article III. Article III of the Existing Credit Agreement is hereby amended as follows:
          (a) Section 3.1.1 of the Existing Credit Agreement is hereby amended as follows:
          (i) The proviso to clause (a)(i) of Section 3.1.1 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” that occurs before clause (C) thereof and (ii) inserting the following after clause (C) thereof:
“; and (D) any prepayment of Term B Loans pursuant to this Section 3.1.1 made prior to the first anniversary of the First Amendment Effective Date in connection with a Repricing Transaction shall be subject to the fee described in Section 3.3.4;”.
          (ii) The last sentence of Section 3.1.1 of the Existing Credit Agreement is hereby amended by inserting the text “or clause (a)(i)(D) of Section 3.1.1” at the end thereof.
          (b) Article III of the Existing Credit Agreement is hereby further amended by inserting the following new Section 3.3.4 at the end thereof:
     “SECTION 3.3.4. Repricing Prepayment Premium. In the event a Repricing Transaction is proposed to be consummated prior to the first anniversary of the First Amendment Effective Date, the Borrower shall promptly notify the Administrative Agent and will provide such information as the Administrative Agent may reasonably require to enable the Administrative Agent to effect the Repricing Calculation. The Administrative Agent will then provide the results of the initial Repricing Calculation to the Borrower for review, which initial Repricing Calculation will become the final Repricing Calculation after consultation with the Borrower absent manifest error. Solely in the event that such Repricing Transaction is in fact consummated prior to the first anniversary of the First Amendment Effective Date, the Borrower agrees to pay to the

3

Administrative Agent, for the ratable account of each Lender with outstanding Term B Loans (excluding any Replacement Lenders but including any Lender that withholds its consent to such Repricing Transaction and is replaced or is removed as a Lender under Section 4.11), a fee in an amount equal to 1.0% of the aggregate principal amount of all Term B Loans being replaced on such date immediately prior to the effectiveness of such Repricing Transaction. Such fee shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     This Amendment and the amendments contained herein shall become effective on the date (the “First Amendment Effective Date”) when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.
     SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Required Lenders and each of the Lenders with Term B Loans.
     SECTION 3.2. Affirmation and Consent. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of an Affirmation and Consent, dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors (other than the Borrower).
     SECTION 3.3. Costs and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to the Fee Letter, dated as of February 2, 2007, between the Borrower and Citigroup Global Capital Market, Inc. and Sections 3.3.2 and 10.3 of the Credit Agreement, if then invoiced.
ARTICLE IV
MISCELLANEOUS
     SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall

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(unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
     SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 4.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.
     SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, on the First Amendment Effective Date, after giving effect to this Amendment, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct (subject to the materiality set forth therein).

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               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

HANESBRANDS INC.
By:	/s/ Richard D. Moss
Richard D. Moss
Senior Vice President and Treasurer

J.P. MORGAN WHITEFRIARS INC.
By:	/s/ Jason Boyer
Title: Jason Boyer, VP

BOSTON HARBOR CLO 2004-1, Ltd.
By:	/s/ Beth Mazor
Beth Mazor
	Title:	V.P.

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY
By:	/s/ George Lim
	Name:	George Lim
	Title:	FVP & General Manager

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

Grand Central Asset Trust, EAP Series
By:	/s/ Roy Hykal
Roy Hykal
Title: Attorney-in-fact

Grand Central Asset Trust, ECL Series
By:	/s/ Roy Hykal
Roy Hykal
Title: Attorney-in-fact

Sandelman Finance 2006-1, Ltd.
By:	/s/
Title: Collateral Administrator

EATON VANCE CDO VI LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ Michael B. Botthof
Michael B. Botthof
	Title:	Vice-President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	/s/ Neyda Darias
	Name:	Neyda Darias
	Title:	Vice-President

Boldwater CLO, Ltd.
By:	/s/ Philip Orenstein
Philip Orenstein
Title: Managing Director

Magnette IV CLO, Limited
By:	/s/
Title: Authorized Signatory

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate
By:	/s/ John P. Thacker
John P. Thacker
Title: Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate
By:	/s/ John P. Thacker
John P. Thacker
Title: Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate
By:	/s/ John P. Thacker
John P. Thacker
Title: Chief Credit Officer

REGIMENT CAPITAL, LTD
By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	Regiment Capital Advisors, LP
its Manager and pursuant to delegated authority

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

Monroe Funding Ltd., as Lender
By:	Monroe Capital Management LLC, as Collateral
Manager

By:	/s/
Title : SVP

MAC CAPITAL, LTD
By:	TCW Advisors, Inc. as its Interim Collateral
Manager

By:	/s/ Scott Whalen
Scott Whalen
Vice-President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

The Travelers Indemnity Company
By:	/s/ Annette M. Masterson
Annette M. Masterson Title: Vice President

MARATHON CLO II LTD.
By:	Marathon Asset Management LLC
Its Collateral Manager

By:	/s/ Andrew Rehinowitz
Andrew Rehinowitz, , CPA, ESQ
Title: Chief Financial Officer Authorized Signature

DESJARDINS FINANCIAL SECURITY LIFE ASSURANCE COMPANY
By:	Marathon Asset Management LLC
Its Investment Manager and Authorized Signatory

By:	/s/ Andrew Rehinowitz
Andrew Rehinowitz, , CPA, ESQ
Title: Chief Financial Officer Authorized Signature

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	/s/ Pedro Ramirez
Pedro Ramirez Title: Authorized Signatory

ACA CLO 2005-1, Limited ACA Management, LLC as Investment Advisor
By:	/s/ Vincent Ingato
Vincent Ingato
Title: Managing Director

ACA CLO 2006 – 2, LIMITED ACA Management, LLC as Investment Advisor
By:	/s/ Vincent Ingato
Vincent Ingato
Title: Managing Director

Baker Street Funding CLO 2005-1 Ltd
By:	/s/ Ian M. Burt
Title: Collateral Manager
Ian M. Burt Managing Director SunTrust Capital Markets, Inc.

CAVALRY CLO I, LTD
By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	Regiment Capital Advisors, LP
its Manager and pursuant to delegated authority

By:	Regiment Capital Advisors, LLC
its General Partner

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

FOUR CORNERS CLO III, LTD.
By:	/s/ Melissa Sadler
	Name:	Melissa Sadler
	Title:	AVP

North Fork Business Capital Corporation
By:	/s/ Ron Walker
Title: Ron Walker
Vice President

PRIMUS CLO I, LTD.
By:	/s/
Title:

LATITUDE CLO III, LTD
By:	/s/
Title: Senior Vice President

Marlboro Street CLO, Ltd
By:	/s/ David Cobey
	Name:	David Cobey
	Title:	Vice President

Jersey Street CLO, Ltd
By:	/s/ David Cobey
	Name:	David Cobey
	Title:	Vice President

MFS Floating Rate Income Fund
By:	/s/ David J. Cobey
	Name:	David Cobey
	Title:	Vice President

MFS Floating Rate High Income Fund
By:	/s/ David J. Cobey
	Name:	David Cobey
	Title:	Vice President

AVENUE CLO IV, LIMITED
By:	/s/ Richard D’Addario
Title: Richard D’Addario
Senior Portfolio Manager

KKR Financial CLO 2007-1, Ltd.
By:	/s/ Morgan Falk
Title: Morgan W. Falk

KKR Financial CLO 2007-2, Ltd.
By:	/s/ Morgan Falk
Title: Morgan W. Falk

Deutsche Bank AG London
By:	/s/ Karin Flitti
Karin Flitti
Title: Director

APIDOS CDO III
By:	Its Investment Advisor Apidos Capital
Management, LLC

By:	/s/
Title:

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Rebecca A. Ford
Title: Duly Authorized Signatory

COPPER RIVER CLO LTD.
By:	/s/ Kaitlin Trinh
Kaitlin Trinh
Title: Director

GREEN LANE CLO LTD.
By:	/s/ Kaitlin Trinh
Kaitlin Trinh
Title: Director

KENNECOTT FUNDING LTD.
By:	/s/ Kaitlin Trinh
Kaitlin Trinh
Title: Director

AIB Debt Management Limited
By:	/s/ Joseph Augustini
Title: Joseph Augustini
Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Gregory J. Wiske
Title: Gregory J. Wiske
Vice President Investment Advisor to AIB Debt Management, Limited

WEST BEND MUTUAL INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

PARK AVENUE LOAN TRUST
By:	TCW Advisors, Inc.,
as Agent

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its
Collateral Manager

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

TCW Senior Secured Loan Fund
By:	TCW Advisors, Inc., as its
Investment Advisor

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

TCW Senior Secured Floating Rate Loan Fund, L.P.
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

VITESSE CLO LTD.
By:	TCW Advisors as its
Portfolio Manager

By:	/s/ Scott Whalen
Scott Whalen
Vice President

By:	/s/ Vikas Mavinkurve
Vikas Mavinkurve
Vice President

1776 CLO I, LTD.
By:	/s/
Title: Authorized Representative

ColumbusNova CLO Ltd. 2006-1
By:	/s/
Title: Director

Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC
By:	/s/ Mikus Kins
Mikus N. Kins
Title: Attorney-in-fact

McDonnell Investment Management, LLC as Manager Wind River CLO I LTD.
By:	/s/ Kathleen A. Zarn
Kathleen A. Zarn
Title: Vice President

McDonnell Investment Management, LLC as Manager Wind River CLO II – Tate Investors, Ltd.
By:	/s/ Kathleen A. Zarn
Kathleen A. Zarn
Title: Vice President

McDonnell Investment Management, LLC as Investment Manager McDonnell Loan Opportunity Ltd.
By:	/s/ Kathleen A. Zarn
Kathleen A. Zarn
Title: Vice President

McDonnell Investment Management, LLC as Investment Manager Gannett Peak CLO I, Ltd.
By:	/s/ Kathleen A. Zarn
Kathleen A. Zarn
Title: Vice President

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SAPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO. LIMITED
By:	Babson Capital Management LLC as Collateral
Manager

By:	/s/
Title:

HAKONE FUND LLC HAKONE FUND II, LLC
By:	Babson Capital Management LLC as Investment
Manager

By:	/s/
Title:

BILL & MELINDA GATES FOUNDATION TRUST
By:	Babson Capital Management LLC as
Investment Advisor

By:	/s/
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as
Investment Advisor

By:	/s/
Title:

Stanfield Carrera CLO, Ltd.
By:	Stanfield Capital Partners LLC
as its Asset Manager

By:	/s/ Christopher E. Jansen
Christopher E. Jansen
Title: Managing Partner

Stanfield Modena CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset
Manager

By:	/s/ Christopher E. Jansen
Christopher E. Jansen
Title: Managing Partner

Stanfield Vantage CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset
Manager

By:	/s/ Christopher E. Jansen
Christopher E. Jansen
Title: Managing Partner

Stanfield Veyron CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ Christopher E. Jansen
Christopher E. Jansen
Title: Managing Partner

Stanfield Daytona CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ Christopher E. Jansen
Christopher E. Jansen
Title: Managing Partner

Stanfield Bristol CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral
Manager

By:	/s/ Christopher E. Jansen
Christopher E. Jansen
Title: Managing Partner

CLASSIC CAYMAN B.D., LIMITED
By:	/s/ Janet Wolff /s/ Brian Schneider
Janet Wolff Brian Schneider
Authorized Signatory Authorized Signatory

CITIBANK, N.A.
By:	/s/ Christine M. Kanicki
Christine M. Kanicki
Title: Attorney-In-Fact

DIAMOND SPRINGS TRADING LLC
By:	/s/
Title: Assistant Vice President

NATIONAL CITY BANK
By:	/s/ James C. Rathie
Title: Vice President

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
As Sub-Advisor

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc.
As Manager

By:	/s/ Peter C. Wollman
Peter C. Wollman
Title: Authorized Signatory

MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

NAUTIQUE FUNDING II LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/	Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/	Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/	Peter C. Wollman

Peter C. Wollman
	Title:	Authorized Signatory

AGUSTA TRADING LLC

By:	/s/

	Title:	Assistant Vice President

BALLANTYNE FUNDING LLC

By:	/s/

	Title:	Assistant Vice President

DUNES FUNDING LLC

By:	/s/

	Title:	Assistant Vice President

KEOWEE FALLS FUNDING LLC

By:	/s/

	Title:	Assistant Vice President

Grand Central Asset Trust, BDC Series

By:	/s/	Janet Haack

Janet Haack
	Title:	As Attorney in Fact

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Advisors, a fixed income division of Trusco
Capital Management, Inc., as Collateral Manager

By:	/s/

	Title:	PM, Seix Advisors

Mountain View CLO II, Ltd.
By: Seix Advisors, a fixed income division of Trusco
Capital Management, Inc., as Collateral Manager

By:	/s/

	Title:	PM, Seix Advisors

STI Classic Seix Floating Rate High Income Fund
By: Seix Advisors, a fixed income division of Trusco
Capital Management, Inc.

By:	/s/

	Title:	PM, Seix Advisors

CITICORP USA, INC.

By:	/s/	Carolyn A. Sheridan

	Name:	Carolyn A. Sheridan
	Title:	Managing Director

WELLS FARGO BANK, NA

By:	/s/	Peta Swidler

Peta Swidler, Senior Vice President

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/

	Title:	Senior Vice President

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/

	Title:	Senior Vice President

BURR RIDGE CLO, LTD.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/

	Title:	Senior Vice President

CUMBERLAND II CLO, LTD.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/

	Title:	Senior Vice President

FORREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/

	Title:	Senior Vice President

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/

	Title:	Senior Vice President

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/

	Title:	Senior Vice President

MARQUETTE PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/

	Title:	Senior Vice President

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/

	Title:	Senior Vice President

SCHILLER PARK CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/

	Title:	Senior Vice President

Trimaran CLO VI Ltd
By: Trimaran Advisors, L.L.C.

By:	/s/	David M. Millison

David M. Millison
	Title:	Managing Director

Trimaran CLO VII Ltd. By: Trimaran Advisors, L.L.C.

By:	/s/	David M. Millison

David M. Millison
	Title:	Managing Director

Commerzbank AG, New York and Grand Cayman Branches

By:	/s/	Marianne I. Medora

	Name:	Marianne I. Medora
	Title:	Senior Vice President

By:	/s/	Charles W. Polet

	Name:	Charles W. Polet
	Title:	Assistant Treasurer

ANCHORAGE CROSSOVER CREDIT FINANCE, LTD.
By: Anchorage Advisors, L.L.C., its Investment Manager

By:	/s/	Michael Aglialoro

Michael Aglialoro
	Title:	Executive Vice President

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/	Robert P. Drobny

Robert P. Drobny
	Title:	Vice President

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/	Robert P. Drobny

Robert P. Drobny
	Title:	Vice President

APIDOS CDO I
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/	John W. Stelwagon

John W. Stelwagon
	Title:	Managing Director

APIDOS CDO II
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/	John W. Stelwagon

John W. Stelwagon
	Title:	Managing Director

APIDOS CDO V
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/	John W. Stelwagon

John W. Stelwagon
	Title:	Managing Director

APIDOS CDO VI
By: Its investment advisor Apidos Capital Management, LLC as Collateral Manager

By:	/s/	John W. Stelwagon

John W. Stelwagon
	Title:	Managing Director

APIDOS QUATTRO
By: Its investment advisor Apidos Capital Management, LLC as Collateral Manager

By:	/s/	John W. Stelwagon

John W. Stelwagon
	Title:	Managing Director

APIDOS CDO IV
By: Its investment advisor Apidos Capital Management, LLC

By:	/s/	John W. Stelwagon

John W. Stelwagon
	Title:	Managing Director

SCOTIABANK IRELAND LTD.

By:	/s/	Neam Ahmed

Neam Ahmed
	Title:	Authorized Signatory

Nomura Bond and Loan Fund

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc.
Attorney in Fact

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

Clydesdale CLO 2003 Ltd.

By: Nomura Corporate Research and Asset Management Inc.
As Collateral Manager

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

Clydesdale CLO 2004, Ltd.

By: Nomura Corporate Research and Asset Management Inc.
As Investment Manager

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

Clydesdale Strategic CLO I, Ltd.

By: Nomura Corporate Research and Asset Management Inc.
As Investment Manager

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

Clydesdale CLO 2005, Ltd.

By: Nomura Corporate Research and Asset Management Inc.
As Investment Manager

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

Clydesdale CLO 2006, Ltd.

By: Nomura Corporate Research and Asset Management Inc.
As Investment Manager

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

NCRAM Loan Trust

By: Nomura Corporate Research and Asset Management Inc.
As Investment Adviser

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

Centaurus Loan Trust

By: Nomura Corporate Research and Asset Management Inc.
As Investment Adviser

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

NCRAM Senior Loan Trust 2005

By: Nomura Corporate Research and Asset Management Inc.
As Investment Adviser

By:	/s/	Richard W. Stewart

Richard W. Stewart
	Title:	Managing Director

CANNINGTON FUNDING LTD.
By: Silvermine Capital Management, LLC as Investment Manager

By:	/s/	Gregory C. Smith

Gregory C. Smith
	Title:	Vice President
Silvermine Capital Management, LLC

COMSTOCK FUNDING LTD.
By: Silvermine Capital Management, LLC as Investment Manager

By:	/s/	Gregory C. Smith

Gregory C. Smith
	Title:	Vice President
Silvermine Capital Management, LLC

LOAN FUNDING XIII LLC for itself or as agent for Corporate Funding XIII

By:	/s/	Gregory C. Smith

Gregory C. Smith Title: Vice President
Silvermine Capital Management, LLC

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/	James P. Kelly

	Title:	Senior Vice President

Grand Central Asset Trust, HFV Series

By:	/s/	Janet Haack

Janet Haack
	Title:	As Attorney In Fact

OSP FUNDING LLC

By:	/s/

	Title:	Assistant Vice President

Canyon Capital CLO 2004-1 Ltd. and
Canyon Capital CLO 2006-1 Ltd.

By:	/s/	Dominique Niele

	Title:	Authorized Signatory
(Name: Dominique Niele)

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

Bear Stearns Institutional Loan Master Fund, Ltd.
By: Bear Stearns Asset Management Inc., as its Investment Manager

By:	/s/

	Title:	Associate Director

Gallatin CLO II 2005-1 Ltd.
By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/

	Title:	Associate Director

Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/

	Title:	Associate Director

Grayston CLO II 2004-1 Ltd.
By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/

	Title:	Associate Director

Emerald Orchard Limited

By:	/s/	Neam Ahmed

Neam Ahmed
	Title:	Authorized Signatory

FRF Corporation

By:	/s/	Neam Ahmed

Neam Ahmed
	Title:	Authorized Signatory

Golub Capital 2007 CLO, Ltd.
By: Golub Capital Management LLC, as Collateral Manager

By:	/s/

	Title:	Senior Vice President

Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC.

By:	/s/	Janet Haack

Janet Haack
	Title:	As Attorney In Fact

Eagle Creek CLO, Ltd.

By:	/s/	Amy L. Gibson

Title: Authorized Signor

Fall Creek CLO, Ltd.

By:	/s/	Amy L. Gibson

Title: Authorized Signor

STATE BANK OF INDIA

By:	/s/	Ashok Wanchoo

Ashok Wanchoo
	Title:	VP & Head (CR)

COOKSMILL CORPORATION

By:	/s/	Neam Ahmed

Neam Ahmed
	Title:	Authorized Signatory

Malibu CBNA Loan Funding LLC, for itself or as agent for Malibu CFPI Loan Funding LLC

By:	/s/	Janet Haack

Janet Haack
	Title:	As Attorney In Fact

Mountain Capital CLO III, Ltd.

By:	/s/	Jonathan Dietz

Jonathan Dietz
	Title:	Director

TRS ARIA LLC
By: Deutsche Bank AG New York Branch its sole member,
By: DB Services New Jersey, Inc.

By:	/s/	Alice L. Wagner

Alice L. Wagner
	Title:	Vice President

By:	/s/	Deirdre Whorton

Dierdre Whorton
	Title:	Assistant Vice President

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.),

By:	/s/	Eric S. Meyer

Eric S. Meyer, Director

By:	/s/	Joseph Tavolieri

	Name:	Joseph Tavolieri
	Title:	Vice President

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Sub-advisor

By:	/s/ Eric S. Meyer Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri

Name: Joseph Tavolieri
Title: Vice President

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Sub-advisor

By:	/s/ Eric S. Meyer Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri

Name: Joseph Tavolieri Title: Vice President

Flagship CLO II By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Sub-advisor

By:	/s/ Eric S. Meyer Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri

Name: Joseph Tavolieri
Title: Vice President

Aurum CLO 2002-1 By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Sub-advisor

By:	/s/ Eric S. Meyer Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri

Name: Joseph Tavolieri
Title: Vice President

TRS FORE LLC By: Deutsche Bank AG New York Branch its sole member, By: DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Alice L. Wagner
Title: Vice President

By:	/s/ Deirdre Whorton
Dierdre Whorton
Title: Assistant Vice President

TRS GSC Credit Strategies LLC By: Deutsche Bank AG Cayman Islands Branch, Its Sole Member By: DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Alice L. Wagner Title: Vice President

By:	/s/ Deirdre Whonon
Dierdre Whonon
Title: Assistant Vice President

Silverado CLO 2006-I Limited By: Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler
Zachary Tyler
Title: Authorized Signatory

Silverado CLO 2007-I Limited By: Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler
Zachary Tyler
Title: Authorized Signatory

Silverado CLO 2006-II Limited By: Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler
Zachary Tyler
Title: Authorized Signatory

HillMark Funding Ltd. By: Hillmark Capital Management, L.P. as Collateral Manager

By:	/s/ Kevin Cuskley
By: Kevin Cuskley
Title: Senior Portfolio Manager

HillMark Funding II By: Hillmark Capital Management, L.P., as Collateral Manager

By:	/s/ Kevin Cuskley
By: Kevin Cuskley
Title: Senior Portfolio Manager

KINGSLAND III, LTD., By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino
Vincent Siino Title: Authorized Officer
Kingsland Capital Management, LLC As Manager

KINGSLAND IV, LTD., By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino
Vincent Siino Title: Authorized Officer
Kingsland Capital Management, LLC As Manager

CONFLUENT 4 LIMITED, as Lender By: Loomis, Sayles & Company, L.P., As Sub-Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Kevin J. Perry
By: Kevin J. Perry Title: Vice President

IXIS LOOMIS SAYLES SENIOR LOAN FUND By: Loomis, Sayles and Company, L.P. its manager By: Loomis, Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry
By: Kevin J. Perry Title: Vice President

LOOMIS SAYLES CLO I, LTD. By: Loomis, Sayles and Company, L.P. its collateral manager By: Loomis, Sayles and Company, Inc. its general partner

By:	/s/ Kevin P. Charleston
Name: Kevin P, Charleston Title: Executive Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC By: Loomis, Sayles and Company, L.P. its manager By: Loomis, Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry
By: Kevin J. Perry Title: Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC By: Loomis, Sayles & Company, L.P. Its Managing Member By: Loomis, Sayles & Company, Inc. Its General Partner

By:	/s/ Kevin J. Perry
By: Kevin J. Perry Title: Vice President

Airlie CLO 2006-II Ltd.

By:	/s/ Alexander Tuff
Title: Head of Bank Debt

Airlie CLO 2006-I Ltd.

By:	/s/ Alexander Tuff
Title: Head of Bank Debt

KNIGHT CBNA LOAN FUNDING - KNIGHT CFPI LOAN FUNDING LLC

Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC

By:	/s/ Erich VanRavenswaay
Erich VanRavenswaay Title: Assistant Vice President

Four Corners CLO II, LTD.

By:	/s/ Erich VanRavenswaay
Erich VanRavenswaay Title: Assistant Vice President

Four Corners CLO 2005-I, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Vijay Srinivasan
Vijay Srinivasan, CFA
Vice President

FORTRESS PORTFOLIO TRUST By: Four Corners Capital Management, LLC As Investment Manager

By:	/s/ Vijay Srinivasan
Vijay Srinivasan, CFA Vice President

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Vijay Srinivasan
Vijay Srinivasan, CFA Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Vijay Srinivasan
Vijay Srinivasan, CFA Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Vijay Srinivasan
Vijay Srinivasan, CFA Vice President

KC CLO I LIMITED

By:	/s/ M. J. Harries /s/ Irina Borosova Melanie Harries Irina Borosova Assistant Vice Vice President President, Operations

The Northern Trust Company
By:	/s/ Peter J. Hallan
Peter J. Hallan
	Title:	Vice President

The Northwestern Mutual Life Insurance Co.
By:	/s/ Steven P. Swanson
Steven P. Swanson
Title: Managing Director

WhiteHorse I, LTD.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ E.M. Underwood Ethan M. Underwood, CFA
Title: Portfolio Manager

WhiteHorse II, LTD.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ E.M. Underwood Ethan M. Underwood, CFA
Title: Portfolio Manager

WhiteHorse III, LTD.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ E.M. Underwood Ethan M. Underwood, CFA
Title: Portfolio Manager

WhiteHorse IV, Ltd.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ E.M. Underwood Ethan M. Underwood, CFA
Title: Portfolio Manager

Goldentree Loan Opportunities III, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Title: Director — Bank Debt

Victoria Falls CLO, Ltd.
Summit Lake CLO, Ltd.
Diamond Lake CLO, Ltd.
Clear Lake CLO, Ltd.

By:	/s/ Jonathan S. David Jonathan S. David
SVP

Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser Title: Managing Partner

Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser Title: Managing Partner

Fraser Sullivan Credit Strategies Funding Ltd.
By: Fraser Sullivan Investment Management, LLC, as Ramp Up Investment Manager

By:	/s/ John w. Fraser Title: Managing Partner

West LB AG., as Lender

By:	/s/ George Suspanic Name: George Suspanic
Title: Managing Director

By:	/s/ Thomas Irwin Name: Thomas Irwin
Title: Executive Director

Lender: Osprey CDO 2006-1 Ltd., as Lender Brightwater Capital Management, as Collateral Manager

By:	/s/ George Suspanic Name: George Suspanic
Title: Managing Director

By:	/s/ Thomas Irwin Name: Thomas Irwin
Title: Executive Director

ACAS CLO 2007-1, LTD.
By American Capital Asset Management, LLC as Portfolio Manager

By:	/s/ Dana Dratch Dana Dratch
Authorized Signatory

THE FOOTHILL GROUP, INC.

By:	/s/ Richard Bohannon Name: Richard Bohannon
Title: S.V.P.

Foothill CLO I, Ltd.

By: The Foothill Group, Inc., as attorney-in-fact

By:	/s/ Richard Bohannon Name: Richard Bohannon
Title: Managing Member

Premium Loan Trust I, Ltd.
Marquette US/European CLO P.L.C.
LightPoint CLO VII, Ltd.

By:	/s/ Colin Donlan Colin Donlan
Title: Director

Merrill Lynch Capital Corporation

By:	/s/ Nancy Meadows Nancy Meadows
Title: Vice President

Tralee CDO I, Ltd By:PAR IV Capital Management LLC as Collateral Manager

By:	/s/ Edward Labrenz Edward Labrenz
Title: Authorized Signatory

Phoenix Life Insurance Company

By:	/s/ David M. Byerly David M. Byerly
Title: Managing Director

Phoenix Life Insurance Company 3
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Phoenix Life Insurance Company 5
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Phoenix Edge Series Fund: Phoenix Multi-Sector Fixed Income Series
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Phoenix Edge Series Fund: Phoenix Multi-Sector Short term Bond Series
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Phoenix Low Duration Core Plus Bond Fund
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Phoenix Multi-Sector Short term Bond Fund
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Phoenix Multi-Sector Fixed Income Fund
By:	/s/ David M. Byerly
David M. Byerly
Title: Managing Director

Goldman Sachs Asset Management CLO Public Limited Company
By: Goldman Sachs Asset Manager, L.P. as Manager

By:	/s/ Sandra Stulberger Title: Vice President

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND VIII, LIMITED
By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

PEOPLE’S BANK
By:	/s/ Francis J. McGinn
Francis J. McGinn
Vice President

OWS II Ltd.
By:	/s/ William Lemberg
By: William Lemberg
	Title:	Vice President

OWS CLO I Ltd.
By:	/s/ William Lemberg
By: William Lemberg
	Title:	Vice President

LaSalle Bank National Association
By:	/s/
Title: Senior Vice President

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt Peter R. Bennitt
Principal

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt Peter R. Bennitt
Principal

By: Callidus Debt Partners CLO Fund IV, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt Peter R. Bennitt
Principal

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt Peter R. Bennitt
Principal

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt Peter R. Bennitt
Principal

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt Peter R. Bennitt
Principal

Harch CLO II, LTD
By:	/s/ Michael E. Lewitt
Michael E. Lewitt
Title: Authorized Signatory

Harch CLO III, LTD
By:	/s/ Michael E. Lewitt
Michael E. Lewitt
Title: Authorized Signatory

BlueMountain CLO II Ltd.
By:	/s/ Kimberly Re
Title: Associate

BlueMountain CLO III Ltd.
By:	/s/ Kimberly Re
Title: Associate

JOHN HANCOCK HIGH YIELD FUND
By:	/s/ Arthur N. Calauvitinos
Vice President
Title: Arthur N. Calauvitinos

Duane Street CLO III, Ltd.
By:	DiMaio Ahmad Capital, LLC, as Collateral
Manager

By:	/s/ Lawrence Wolfson
Lawrence Wolfson
Title: Authorized Signatory

Shinnecock CLO 2006-I, LTD.
By:	/s/ David Spring
David Spring
	Title:	Director of Operations

Halcyon Loan Investors CLO I, Ltd.
By:	/s/ David Martino
David Martino
Title: Controller

Mizuho Corporate Bank, Ltd.
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

OCEAN TRAILS CLO I
By:	West Gate Horizons Advisors LLC, as
Collateral Manager

By:	/s/ Cheryl Wasilewski
Name Cheryl Wasilewski
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO II
By:	West Gate Horizons Advisors LLC, as
Manager

By:	/s/ Cheryl Wasilewski
Name Cheryl Wasilewski
	Title:	Senior Credit Analyst

BANK OF MONTREAL
By:	HIM MONEGY, INC., AS AGENT

By:	/s/ Jason Anderson
Name Jason Anderson
	Title:	Associate

WESTWOOD CDO I, LTD.
By:	/s/
Title: Vice President

PACIFICA CDO II, LTD.
By:	/s/
Title: Vice President

PACIFICA CDO VI, LTD.
By:	/s/
Title: Vice President

NORTHWOODS CAPITAL IV, LIMITED By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Bruce Martin
Title: Managing Director

NORTHWOODS CAPITAL V, LIMITED By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Bruce Martin
Title: Managing Director

NORTHWOODS CAPITAL VI, LIMITED By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Bruce Martin
Title: Managing Director

NORTHWOODS CAPITAL VII, LIMITED By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Bruce Martin
Title: Managing Director

Oppenheimer Senior Floating Rate Fund
By:	/s/
Title:

HarbourView CLO IV, Ltd.
By:	/s/
Title:

HarbourView CLO 2006-1, Ltd.
By:	/s/
Title:

NANTUCKET CLO I Ltd By: Fortis Investment Management USA, Inc., as Attorney-in-Fact
By:	/s/ Jeffrey Megar
Jeffrey Megar
Title: Vice-President

GOF Loan Funding LLC
By:	/s/
Title:

Alaska CBNA Loan Funding LLC
By:	/s/
Title:

Bismark CBNA Loan Funding LLC
By:	/s/
Title:

PACIFIC SELECT FUND — HIGH YIELD BOND PORTFOLIO
By:	Pacific Life Insurance Company
in its capacity as Investment Adviser

By:	/s/ Lori Johnstone
	Name:	Lori Johnstone
	Title:	Portofolio Manager

By:	/s/ Peter S. Fiek
	Name:	Peter S. Fiek
	Title:	Assistant Secretary

BLT V LLC
By:	/s/ Michael Wotanowski
Michael Wotanowski
Title: Authorized Signatory

BARCLAYS BANK PLC
By:	/s/
Title: Director

MORGAN STANELY SENIOR FUNDING, INC.
By:	/s/ Donna M. Souza
Title: Donna M. Souza
	Title:	Vice President

Landmark VIII CDO Limited, LLC. By: Aladdin Capital Management, LLC as Manager
By:	/s/
Title: Authorized Signatory

Landmark IX CDO Limited, LLC. By: Aladdin Capital Management, LLC as Manager
By:	/s/
Title: Authorized Signatory

BRANCH BANKING & TRUST COMPANY
By:	/s/
Title: Senior Vice President

Highbridge Fixed Income Opportunity Master Fund, L.P. By: Highbridge Capital Management, LLC as trading manager and not in its individual capacity
By:	/s/
Title: Portfolio Manager

Highbridge Fixed Income Opportunity Institutional Fund, Ltd By: Highbridge Capital Management, LLC as trading manager and not in its individual capacity
By:	/s/
Title: Portfolio Manager

Carlyle High Yield Partners IV, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle Loan Opportunity Fund
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle High Yield Partners IX, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle High Yield Partners X, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle High Yield Partners VI, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle High Yield Partners VII, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle High Yield Partners VIII, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle Loan Investment, Ltd.
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

Carlyle Capital Investment Limited
By:	/s/ Linda Pace
Linda Pace
Title: Managing Director

LAGUNA FUNDING LLC
By:	/s/
Title: Assistant Vice President

WATERVILLE FUNDING LLC
By:	/s/
Title: Assistant Vice President

THE CIT GROUP EQUIPMENT FINANCE INC
By:	/s/ Vincent DeVito
Vincent DeVito
Title: Managing Director

ERSTE BANK
By:	/s/ Paul Judicke
Paul Judicke
Title: Director Erste Bank New York Branch

By:	/s/ Bryan J. Lynch
Bryan J. Lynch
Title: First Vice President

NAVIGARE FUNDING I CLO LTD By: Navigare Partners LLC Its collateral manager, as Lender
By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

NAVIGARE TOTAL RETURN LOAN FUND I (SEGREGATED PORTFOLIO)
By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

The Sumitomo Trust & Banking Co., Ltd., New York Branch
By:	/s/ Elizabeth A. Quirk
Title: Elizabeth A. Quirk
Vice President

IKB Capital Corporation
By:	/s/
Title: President

Bacchus (U.S.) 2006-1 Ltd.
By:	/s/
Title: President

Ameriprise Certificate Company
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens

Yvonne E. Stevens
	Title:	Senior Managing Director
Atlas Loan Funding (CENT I) LLC
By: RiverSource Investments, LLC
Attorney in Fact

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations
Centurion CDO VI, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations
Centurion CDO VII, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 8, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations
Centurion CDO 9, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations
Cent CDO 10, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations
Cent CDO XI, Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations

Cent CDO 12 Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Director of Operations
RiverSource Bond Series, Inc.
RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil

Robin C. Stancil
	Title:	Assistant Vice President
Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares

Dean T. Criares
	Title:	Senior Managing Director
Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares

Dean T. Criares
	Title:	Senior Managing Director

Inwood Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares

Dean T. Criares
	Title:	Senior Managing Director
Mountain Capital CLO IV, Ltd.

By:	/s/ Jonathan Dietz

Jonathan Dietz
	Title:	Director
MUIRFIELD TRADING LLC

By:	/s/

	Title:	Assistant Vice President
Gale Force 2 CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory
Sun Life Assurance Company of Canada (US)
By: GSO Capital Partners LP as Sub-Advisor

By:	/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

FOXE BASIN CLO 2003, LTD.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory
HUDSON STRAITS CLO 2004, LTD.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory
Gale Force 2 CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory
Blackrock Senior Income Series
Blackrock Senior Income Series II
Blackrock Senior Income Series IV
Granite Finance Limited
Magnetite V CLO, Limited
Senior Loan Portfolio

By:	/s/ AnnMarie Smith
AnnMarie Smith
Authorized Signatory

NATIXIS

By:	/s/ Tefta Ghilaga

Tefta Ghilaga
	Title:	Director
Natixis

By:	/s/ Harold Birk
Harold Birk
Managing Director
Atlas Loan Funding I, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate
Atlas Loan Funding (Hartford), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate
Atlas Loan Funding (Navigator), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate

WB Loan Funding 1, LLC

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate

WB Loan Funding 4, LLC

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate

WB Loan Funding 5, LLC

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate

AVENUE CLO IV, LIMITED
AVENUE CLO V, LIMITED

By:	/s/ Richard D’Addario

Richard D’Addario
	Title:	Senior Portfolio Manager

Eagle Master Fund Ltd.
By: Citigroup Alternative Investments LLC,
As Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:	/s/ Robert J. O’Brien

	Title:	VP

GULF STREAM-COMPASS CLO 2002-1 LTD
By: Gulf Stream Asset Management, LLC AS COLLATERAL MANAGER

By:	/s/ Barry K. Love

	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-1 LTD
By: Gulf Stream Asset Management, LLC AS COLLATERAL MANAGER

By:	/s/ Barry K. Love

	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-1 LTD
By: Gulf Stream Asset Management, LLC AS COLLATERAL MANAGER

By:	/s/ Barry K. Love

	Title:	Chief Credit Officer

GULF STREAM-RASHINBAN CLO 2006-1 LTD
By: Gulf Stream Asset Management, LLC AS COLLATERAL MANAGER

By:	/s/ Barry K. Love

	Title:	Chief Credit Officer

GULF STREAM-SEXTANT CLO 2006-1 LTD
By: Gulf Stream Asset Management, LLC
As Collateral Manager

By:	/s/ Barry K. Love

	Title:	Chief Credit Officer
AMMC CLO III, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng

Chester M. Eng
	Title:	Senior Vice President
AMMC CLO IV, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng

Chester M. Eng
	Title:	Senior Vice President
AMMC CLO VI, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng

Chester M. Eng
	Title:	Senior Vice President

AMMC CLO VII, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng

Chester M. Eng
	Title:	Senior Vice President
Wachovia Bank NA

By:	/s/

	Title:	Director
Cole Brook CBNA Loan Funding LLC

By:	/s/ Roy Hykal

Roy Hykal
	Title:	Attorney-in-fact
ABN AMRO Bank N.V.

By:	/s/ Roy Hykal

Roy Hykal
	Title:	Attorney-in-fact
Morgan Stanley Prime Income Trust

By:	/s/

	Title:	Executive Director

Qualcomm Global Trading, Inc.
By: Morgan Stanley Investment Management, Inc.
As Investment Manager

By:	/s/

	Title:	Executive Director
Confluent 3 Limited
By: Morgan Stanley Investment Management, Inc.
As Investment Manager

By:	/s/

	Title:	Executive Director
MSIM Croton, Ltd.
By: Morgan Stanley Investment Management, Inc.
As Collateral Manager

By:	/s/

	Title:	Executive Director
MERRILL LYNCH CREDIT PRODUCTS, LLC

By:	/s/ Neyda Darias

	Name:	Neyda Darias
	Title:	Vice President
CS ADVISORS CLO I LTD.
By: CapitalSource Advisors LLC, as Portfolio Manager
and attorney-in-fact

By:	/s/

	Title:	Vice President

Hartford Institutional Trust, on behalf of its
Floating Rate Bank Loan Series
By: Hartford Investment Management Company,
        Its Investment Manager

By:	/s/ Francesco Ossino

Francesco Ossino
	Title:	Vice President
KKR Financial CLO 2007-2, Ltd.

By:	/s/ Morgan W. Falk

	Title:	Morgan W. Falk
The Hartford Mutual Funds, Inc. on behalf of the
Hartford Floating Rate Fund by Hartford Investment
Management Company, its sub-advisor as a lender,

By:	/s/ Francesco Ossino

Francesco Ossino
	Title:	Vice President